Exhibit 10.19

SEVENTH LOAN MODIFICATION AGREEMENT

This Seventh Loan Modification Agreement (“Agreement”) is made as of April 15, 2013, by and among CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent”) and VERISILICON (HONG KONG) LIMITED (“Hong Kong” and together with Company and Parent, the “Borrowers” and each a “Borrower”).

Factual Background

A. Company and Parent executed a Loan and Security Agreement, a Promissory Note and other loan documents dated June 27, 2008 in favor of Bank evidencing and security a credit facility in the amount of Eight Million and No/100 Dollars ($8,000,000.00) (the “Loan”).

B. The original Revolving Maturity Date, as such term is used in the Loan and Security Agreement, was June 27, 2009.

C. Company, Parent and Bank entered into a Loan Extension Agreement With Waivers and Forbearance of Covenant Violations (“First Extension”) as of June 25, 2009 by which the Revolving Maturity Date of the Loan was extended for a period of Five (5) months to November 27, 2009 and by which Bank waived and agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement.

D. Company, Parent and Bank entered into a Second Loan Extension Agreement With Forbearance of Covenant Violations (“Second Extension”) as of December 8, 2009 by which the Revolving Maturity Date of the Loan was extended for a period of Two (2) months to January 29, 2010 and by which Bank agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement.

E. Company, Parent and Bank entered into a Third Loan Extension Agreement With Forbearance of Covenant Violations (“Third Extension”) as of January 29, 2010 by which the Revolving Maturity Date of the Loan was extended for a period of Two (2) months to April 1, 2010 and by which Bank agreed to forbear certain violations of the covenants provided for in the Loan and Security Agreement.

F. Company, Parent and Bank entered into a First Loan Modification Agreement (“First Modification”) as of April 1, 2010 by which the Revolving Maturity Date of the Loan was extended for a period of One (1) year to April 1, 2011 certain defined terms we redefined so as to affect the calculation of the Borrowing Base and other provisions of the Loan were modified.

G. Company, Parent and Bank entered into a Second Loan Modification Agreement (“Second Modification”) as of July 1, 2010 by which the Revolving Maturity Date of the Loan was modified by extending the non-formula advance, the letter of credit sublimit and certain covenants and reporting requirements.

Cathay Bank Loan Modification Agreement	Loan No.

H. Company, Parent and Bank entered into a Third Loan Modification Agreement (“Third Modification”) as of November 19, 2010 by which the Revolving Maturity Date of the Loan was modified, an Amended and Restated Promissory Note, which increased the stated maximum outstanding principal balance of the Loan to Ten Million and No/100 Dollars ($10,000,000.00), was executed and the loan additionally modified as provided in the Third Amendment.

I. Company, Parent and Bank entered into a Fourth Loan Modification Agreement (“Fourth Modification”) as of May 27, 2011 by which the Revolving Maturity Date of the Loan was modified, an Amended and Restated Promissory Note, which increased the stated maximum outstanding principal balance of the Loan to Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00), was executed, a Bridge Loan Promissory Note in the stated maximum principal balance of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (“Bridge Loan”) was executed and the loan additionally modified as provided in the Fourth Amendment.

J. Company, Parent and Bank entered into a Fourth Loan Extension Agreement (“Fourth Extension”) as of November 25, 2011 by which the Bridge Loan Maturity Date, as such term is defined in the Fourth Modification, was extended for a period of Two (2) months from November 30, 2011 to January 30, 2012.

K. Company, Parent and Bank entered into a Fifth Loan Modification Agreement (“Fifth Modification”) as of March 14, 2012 by which the Revolving Maturity Date of the Loan was modified, a $3,500,000 revolving line of credit for P/O financing as a new Facility C was added, which revolving line of credit was used to pay off an existing Bridge Loan, an Amended and Restated Promissory Note was executed, which increased the stated maximum outstanding principal balance of the Loan to Fifteen Million and No/100 Dollars ($15,000,000.00) (as the Facility B will be reduced to $1,500,000.00), add Hong Kong as a co-borrower and waive certain violations of the covenants provided for in the Loan and Security Agreement and the loan was additionally modified as provided in the Fourth Amendment.

L. Company, Parent and Bank entered into a Sixth Loan Modification Agreement (“Sixth Modification”) as of August 17, 2012 by which Bank waived certain violations of the covenants provided for in the Loan and Security Agreement and the EBITDA covenant was change to become $1.00 from September 30, 2012 and thereafter subject to a $2,000,000.00 capital injection.

M. Company, Parent and Bank entered into a Fifth Loan Extension Agreement (“Fifth Extension”) as of December 27, 2012 by which the Revolving Maturity Date of the Loan was extended for a period of Two (2) months to March 1, 2013.

Cathay Bank Loan Modification Agreement	Loan No.

N. Borrowers have requested Bank to reduce the total Loan commitment to Thirteen Million and No/100 Dollars ($13,000,000.00) (previously referred to as Facility A) which will be a combined facility including the Separate Letter of Credit Line and P/O Financing Line (previously referred to as Facilities B and C, respectively) subject to a borrowing base, to extend the term of the Loan for one year to March 31, 2014, to amend certain financial covenants and financial reporting requirements and to waive the positive EBITDA covenant for the period ending December 31, 2012.

O. Bank is willing to agree to reduce the total Loan commitment to Thirteen Million and No/100 Dollars ($13,000,000.00) [combining previous Facilities A, B and C, subject to a borrowing base and separate sublimit for purchase order financing but no separate sublimit for standby letters of credit], to extend the term of the Loan for one year to March 31, 2014, to amend certain financial covenants and financial reporting requirements and to waive the positive EBITDA covenant for the period ending December 31, 2012, provided the Borrowers add additional new equity of $2,000,000 by April 30, 2013 and agree to the provisions in this Agreement, the Guarantors of the Loan (Verisilicon Electronics Co., Ltd (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd. reaffirm their Guarantees, and VeriSilicon Electronics Co., Ltd. (Taiwan), a company organized under the laws of the Republic of China, and Verisilicon Microelectronics (Shanghai) Co., Ltd., a company organized under the laws of the Peoples Republic of China, the Grantors under those certain Security Agreements dated June 27, 2008 and May 27, 2011 respectively, which grant Bank a security interest in certain collateral as security for the Loan, acknowledges that the Security Agreements remain effective.

P. As used here, the term “Loan Documents” means the Loan and Security Agreement, the Promissory Note, the Security Agreement, the Loan Extension Agreements, the Loan Modification Agreements and any other documents executed by Borrowers and other parties in connection with the Loan, as any or all of them may have been amended to date. This Agreement is a Loan Document.

Agreement

Therefore, Borrowers and Bank agree as follows:

1. Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.

2. Reaffirmation of Loan Documents. Borrowers hereby agree to pay the obligations represented by the Promissory Note; acknowledge that the Collateral described in the Loan and Security Agreement shall remain as security for the Loan; acknowledge that nothing in this Agreement shall affect the priority of the lien of the UCC-1 Financing Statement or like instrument filed with applicable governmental entities over other liens and encumbrances against the Collateral; and agree to be bound by all of the terms and conditions contained in the Loan and Security Agreement, the Promissory Note, and other Loan Documents. Borrowers acknowledge that they have no claims, offsets or defenses with respect to the payment of sums due under the

Cathay Bank Loan Modification Agreement	Loan No.

Promissory Note or any other Loan Document. Further, Borrowers acknowledge and agree that as expressly provided herein, this Agreement does not constitute a waiver by Bank of any of its rights under the Loan and Security Agreement, the Promissory Note or the other Loan Documents, and the events described herein, do not in any way release Borrowers from their obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Loan and Security Agreement, the Promissory Note or the other Loan Documents.

3. Extension of Revolving Maturity Date. The defined term “Revolving Maturity Date” in Section 1.1 of the Loan and Security Agreement is hereby amended as follows:

“Revolving Maturity Date” means March 31, 2014.

4. Other Loan Modifications. The Loan and Security Agreement is hereby amended as follows:

(a) Decrease in Revolving Line. The maximum outstanding principal balance of the Revolving Line shall be decreased to Thirteen Million and No/100 Dollars ($13,000,000.00), a Fourth Amended and Restated Promissory Note in the amount of Thirteen Million and No/100 Dollars ($13,000,000.00) shall be executed by Borrowers and shall replace the existing Amended and Restated Promissory Note in the amount of Fifteen Million and No/100 Dollars ($15,000,000.00) and become the Note referred to as “Note” in Section 3.1 of the Loan and Security Agreement and the defined term “Revolving Line” in Section 1.1 of the Loan and Security Agreement shall be amended to read:

“Revolving Line” means a Credit Extension of up to Thirteen Million Dollars ($13,000,000) (inclusive of any amounts outstanding under Standby Letters of Credit [the former Separate Letter of Credit Line] and Purchase Orders [the former P/O Financing Line]). Revolving Line shall also be referred to as the “Total Facility Amount.”

(b) New and Revised Defined Terms. The following defined terms shall replace the current defined terms in Section 1.1 of the Loan and Security Agreement or be added to Section 1.1 of the Loan and Security Agreement if the defined term is not already defined in Section 1.1 of the Loan and Security Agreement:

“Borrowing Base” means an amount equal to the sum of (i) eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower, including the following foreign accounts (x) Public traded companies on major stock exchanges with financial information can be accessed online (i.e.: Semiconductor Manufacturing International Corporation (SMIC), eTron, Shinko, Daito, Hakuto, HanWang, Vimicro, etc.), (y) PrimeSense, Bosch Group, HuaWei, Hisilicon, ZTE, Grace Semiconductor Manufacturing Company (GSMC), Jeilin, Aisinochip and Glory Technology or accounts prior approval by Lender, (ii) fifty percent of last quarter’s royalty revenue (Royalty AR income is ineligible from regular AR agings to calculate Borrowing Base) and fifty percent of eligible Purchase Orders (P/Os)

Cathay Bank Loan Modification Agreement	Loan No.

(non-China turnkey only). The combined Revolving Line, Separate Letter of Credit Line and P/O Financing Line are all subject to the Borrowing Base and the previous separate borrowing bases no longer apply.

“Consolidated Current Ratio” means Parent’s consolidated total current assets as determined in accordance with GAAP to Parent’s consolidated total current liabilities less Parent’s consolidated deferred revenue as determined in accordance with GAAP.

“EBIDTA” means operating profit before non-cash items.

“Eligible Accounts” means those Accounts that arise in the ordinary course of Borrowers’ business that comply with all of Borrowers’ representations and warranties to Bank set forth in Section 5.3; provided, that Bank may change the standards of eligibility by giving Borrowers thirty (30) days prior written notice. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a) Accounts that the account debtor (has failed to pay in full within ninety (90) days of invoice date;

(b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts owed to the Borrowers the account debtor has failed to pay within ninety (90) days of invoice date;

(c) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrowers exceed fifteen percent (15%) of all Accounts owed to Borrower (except for Accounts owed to Borrower after excluding factored [non-recourse] and/or insured portion acceptable to Bank from the following companies up to the percent indicated: PrimeSense and Bosch Group up to and including 40% of total worldwide accounts receivable and other public traded companies on major stock exchanges up to and including 30% of total worldwide accounts receivable, to the extent such obligations exceed the aforementioned percentages, except as approved in writing by Bank and with trade terms (a) supported by one or more letters of credit in an amount and of a tenor, and issue by a financial institution acceptable to Lender, or (b) insured by the Export Import Bank of the United States.

(d) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

(e) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

Cathay Bank Loan Modification Agreement	Loan No.

(f) Accounts with respect to which a Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to such Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to such Borrower;

(g) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, demo or promotional, or other terms by reason of which the payment by the account debtor may be conditional;

(h) Accounts with respect to which the account debtor is an officer, employee, agent or Affiliate of such Borrower;

(i) Accounts that have not yet been billed to the account debtor or that relate to deposits (such as good faith deposits) or other property of the account debtor held by such Borrower for the performance of services or delivery of goods which such Borrower has not yet performed or delivered;

(j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

(k) Manual accounts under the accounts receivable aging report;

(1) Accounts the collection of which Bank reasonably determines after inquiry and consultation with Borrowers to be doubtful; and

(m) Retentions and hold-backs.

“Eligible China Accounts” means, only for that period of time until Borrower has set up lending facility in China, (i) Accounts with respect to which the account debtor is a publicly traded company with its principal place of business in the People’s Republic of China and (ii) named Accounts with respect to which the account debtor has its principal place of business in the People’s Republic of China and is specifically named in the defined term “Borrowing Base.” After Borrower has set up a lending facility in China, no Accounts from China shall be eligible.

“P/O Financing Sublimit” means the lessor of Five Million and No/100 Dollars ($5,000,000.00) or Fifty percent (50%) of eligible purchase orders for non-China Turnkey orders only.

Cathay Bank Loan Modification Agreement	Loan No.

(c) Financial Statements, Reports, Certificates. The being of Section 6.2 and Section 6.2(a) of the Loan and Security Agreement shall be amended to read:

6.2 Financial Statements, Reports, Certificates. Borrower shall deliver the following to Bank: (i) within twenty five (25) days after the end of each calendar month, a company prepared consolidated balance sheet and income statement, covering Parent’s and its Subsidiaries operations during such period; (ii) within thirty (30) days after the end of each calendar quarter, a company prepared consolidated balance sheet and income statement with Compliance Certificate, covering Parent’s and its Subsidiaries operations during such period, (iii) within forty (45) days after the end of each calendar quarter, a Quarterly Royalty statement with customer names and (iv) as soon as available, but in any event within three hundred (300) days after the end of Parent’s fiscal year, audited consolidated financial statements of Parent and its Subsidiaries prepared in accordance with GAAP, consistently applied.

(a) Within twenty five (25) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings by invoice date of accounts receivable and accounts payable with supporting information.

(d) Financial Covenants. A new Positive Net Profit financial covenant is added and the Positive EBITDA portion of Section 6.7 of the Loan and Security Agreement shall be amended to read:

6.7 Financial Covenants. Borrower shall maintain the following financial ratios and covenants, each to be tested as of the last day of each calendar quarter:

Minimum Consolidated Current Ratio	0.80 to 1.00
Positive Net Profit	No less than $1.00 quarterly starting from the fourth quarter ending 12/31/13.
Positive EBITDA	No less than $1.00 quarterly starting from the first quarter ending 3/31/2013.

(e) Warrant Extension. The expiration date of the following three warrants is extended to December 31, 2015:

i. 120,000 shares of preferred Series C stock at exercise price of $1.5522 per share equivalent to its issuance price with anti-dilution, registration, cash-less net exercise option and information rights (previously set to expire on April 2, 2013).

ii. 120,000 shares of Series D stock at exercise price of $ 1.91 per share equivalent to its issuance price with anti-dilution, registration, cash-less net exercise option and information rights (previously set to expire on June 27, 2014).

iii. 240,000 shares of common stock at exercise price equivalent to 50% of IPO prince or $1.91 per share whichever is lower with anti-dilution, registration, cash-less net exercise option and information rights (previously set to expire on May 31, 2014).

Cathay Bank Loan Modification Agreement	Loan No.

5. Forbearance of Covenant Violations. Bank agrees that it will not declare an Event of Default under the Loan and Security Agreement for the past violation of the existing $1.00 positive EBITDA covenant provided for in the Loan and Security Agreement occurring on or before December 31, 2012.

6. Conditions Precedent. Before this Agreement becomes effective and Bank becomes obligated under it, all of the following conditions shall have been satisfied at Borrowers’ sole cost and expenses in a manner acceptable to Bank in the exercise of Bank’s sole judgment:

(a) Bank shall have received such assurance as Bank may require that the validity and priority of the UCC-1 financing statements have not been and will not be impaired by this Agreement or the transactions contemplated by it.

(b) Borrowers shall have delivered to Bank the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Bank: (i) this Agreement,(ii) Fourth Amended and Restated Promissory Note (iii) the Reaffirmations of Guaranty executed by Verisilicon Electronics Co., Ltd (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd., and (iv) the Acknowledgments of Verisilicon Electronics Co., Ltd. (Taiwan) and Verisilicon Microelectronics (Shanghai) Co., Ltd.

(c) Bank shall have received a covenant waiver fee in the amount of Five Thousand and No/100 Dollars ($5,000.00) and a loan fee equal to one half of one percent (0.50%) of the Total Facility Amount which is Sixty Five Thousand and No/100 Dollars ($65,000.00).

(d) Bank shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Bank in connection with this Agreement, including, without limitation, charges for attorneys’ fees and costs.

7. Condition Subsequent. After this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall continue to be satisfied at Borrowers’ sole cost and expenses in a manner acceptable to Bank in the exercise of Bank’s reasonable judgment or such failure by Borrower to comply with such conditions shall be an Event of Default under the Loan:

(a) Borrowers shall deliver to Bank, as soon as possible after this Agreement becomes effective, the original signature of any person signing this Agreement and/or the other agreements described in Section 5(b) above whose signature was only available to Bank by facsimile on the date this Agreement became effective.

(b) Borrowers shall maintain a compensation balance with Bank in the minimum amount of $1,000,000.00.

(c) A capital injection into Borrowers in the amount of at least $2,000,000.00 shall have occurred by no later than April 30, 2013.

Cathay Bank Loan Modification Agreement	Loan No.

8. Borrowers’ Representations and Warranties. Borrowers represent and warrant to Bank as follows:

(a) Loan Documents. All representations and warranties made and given by Borrowers in the Loan Documents are true, accurate and correct.

(b) No Default. Except for the existing EBITDA covenant violation, no Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.

(c) Collateral. Borrowers lawfully hold free and clear title to the Collateral.

(d) No Violation. Neither Borrower is in violation of, nor do the terms of this Agreement conflict with, any regulation or ordinance, any order of any court or governmental entity, or any material covenant or agreement affecting either Borrower. There are no claims, actions, proceedings or investigations pending or threatened against Borrowers except for those previously disclosed by Borrowers to Bank in writing.

(e) Financial Information. All financial information which has been and will be delivered to Bank, including all information relating to the financial condition of Borrowers, does and will fairly and accurately represent the financial condition being reported on. As of the date hereof, there has been no material adverse change in the financial condition last reported to Bank.

9. Miscellaneous Provisions.

(a) No Waiver: Consents. No alleged waiver by Bank shall be effective unless in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Bank to take action on account of any default of Borrowers. Consent by Bank to any act or omission by Borrowers shall not be construed as consent to any other or subsequent act or omission.

(b) Heirs, Successors and Assigns. The terms of this Agreement shall bind and benefit the heirs, legal representatives, successors and assigns of the parties; provided, however, that Borrowers may not assign this Agreement without the prior written consent of Bank. Bank shall have the right to transfer the Note to any other persons or entities without the consent of or notice to Borrowers. Without the consent of or notice to Borrowers, Bank may disclose to any prospective purchaser of any securities issued by Bank, and to any prospective or actual purchaser of any interest in the Note or any other loans made by Bank to Borrowers, any financial or other information relating to Borrowers, the Loan and Security Agreement, the Promissory Note, the Security Agreement or the Collateral.

Cathay Bank Loan Modification Agreement	Loan No.

(c) Interpretation. The language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any party. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.” Whenever Borrowers are obligated to pay or reimburse Bank for any attorneys’ fees, those fees shall include the allocated costs for services of in-house counsel.

(d) Counterparts; Validity. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of California, without regard to the choice of law rules of that State.

(e) Incorporation. This Agreement shall form a part of each Loan Document, and all references to given Loan Documents shall mean that document as hereby modified.

(f) No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of Bank under the Loan Documents. Bank reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Promissory Note.

(g) No Impairment. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the lien of the UCC-1 financing statements.

(h) Purpose and Effect of Bank’s Approval. Bank’s approval of any matter in connection with the Loan shall be for the sole purpose of protecting Bank’s security and rights. No such approval shall result in a waiver of any default of Borrowers except as expressly set forth therein. In no event shall Bank’s approval be a representative of any kind with regard to the matter being approved.

(i) Integration. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

Cathay Bank Loan Modification Agreement	Loan No.

NOW; THEREFORE, in consideration of the extension of the Revolving Maturity Date and the covenants, agreements, representations and warranties set forth in this Agreement, the receipt and legal sufficiency of which hereby are acknowledged, Borrowers and Bank have executed this Agreement as of the day and year first above written.

CATHAY BANK

By:	/s/ Jane Ho

Title:	SVP & Manager

VERISILICON, INC.

By:	/s/ Wayne Wei-Ming Dai

Title:

VERISILICON HOLDINGS CO. LTD.

By:	/s/ Wayne Wei-Ming Dai

Title:

VERISILICON (HONG KONG) LIMITED

By:	/s/ Wayne Wei-Ming Dai

Title:

Cathay Bank Loan Modification Agreement	Loan No.

FOURTH AMENDED AND RESTATED PROMISSORY NOTE

$13,000,000	Dated: June 16, 2008

FOR VALUE RECEIVED, the undersigned, VERISILICON, INC. (“Company”), VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent”) and VERISILICON (HONG KONG) LIMITED (“Hong Kong” and together with Company and Parent, the “Borrowers” and each a “Borrower”) HEREBY, JOINTLY AND SEVERALLY, PROMISE TO PAY to the order of CATHAY BANK (“BANK”) the principal amount of Thirteen Million Dollars ($13,000,000) or such lesser amount as shall equal the outstanding principal balance of the Credit Extensions made by Bank to Borrowers pursuant to the Loan and Security Agreement, dated as of June 16, 2008, and as thereafter amended (the “Loan Agreement”), and to pay all other amounts due with respect to the Credit Extensions on the dates and in the amounts set forth in the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Loan Agreement.

Interest on the principal amount of this Note from the date of this Note shall accrue at the rates set forth in the Loan Agreement. Principal, interest and all other amounts due with respect to the Credit Extensions, are payable in lawful money of the United States of America to Bank in immediately available funds pursuant to the terms of the Loan Agreement.

This Promissory Note is the Promissory Note referred to in, and is entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (a) provides for the making of secured Credit Extensions by Bank to Borrowers in the principal amount first above mentioned, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated Events of Default.

This Promissory Note and the obligation of Borrower to repay the unpaid principal amount of the Credit Extensions, interest on the Credit Extensions and all other amounts due Bank under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Promissory Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Bank in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

VERISILICON, INC.		VERISILICON HOLDINGS CO., LTD.

By:	/s/ Wayne Wei-Ming Dai	By:	/s/ Wayne Wei-Ming Dai

Name:		Name:

Title:		Title:

VERISILICON (HONG KONG) LIMITED

By:	/s/ Wayne Wei-Ming Dai

Name:

Title:

Cathay Bank

REAFFIRMATION OF GUARANTY

The Undersigned (hereinafter referred to as “Guarantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of a Seventh Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO, LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co, Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of April 15, 2012 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Guarantor hereby confirms and agrees that all of the terms and provisions of that certain Guaranty dated May 27, 2011 (hereinafter referred to as the “Guaranty”), are hereby ratified and confirmed, and shall continue in full force and effect as the guaranty of all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Guarantor of the Seventh Loan Modification Agreement, and Guarantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Guarantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Guaranty or any agreement with the Guarantor to so notify the Guarantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Guarantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Reaffirmation of Guaranty and the Guaranty, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Reaffirmation of Guaranty and the Guaranty shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Reaffirmation of Guaranty and the Guaranty, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Reaffirmation of Guaranty and the Guaranty shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Bank and Guarantor agree that

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VeriSilicon Inc.

Cathay Bank

in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Reaffirmation of Guaranty and the Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated:	4/15/2013	“Guarantor

VERISILICON MICROELECTRONICS (SHANGHAI) CO., LTD.

[SEAL]

		By:	/s/ Wayne Wei-Ming Dai
		Name:	Wayne Wei-Ming Dai
Title:

2

VeriSilicon Inc.

Cathay Bank

ACKNOWLEDGMENT OF CONTINUING SECURITY INTEREST

The Undersigned (hereinafter referred to as “Grantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of a Seventh Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of April 15, 2013 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Grantor hereby confirms and agrees that all of the terms and provisions of that certain Security Agreement dated May 27, 2011 (hereinafter referred to as the “Security Agreement”), are hereby ratified and confirmed, and shall continue in full force and effect as granting a security interest in the described collateral for all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Grantor of the Seventh Loan Modification Agreement, and Grantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Grantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Security Agreement or any agreement with the Grantor to so notify the Grantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Grantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any

1

VeriSilicon, Inc.

Cathay Bank

act of any party. Bank and Grantor agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Acknowledgement of Continuing Security Interest and the Security Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated:	4/15/2013	“Grantor”

VERISILICON MICROELECTRONICS CO., LTD., (SHANGHAI)

		By:	/s/ Wayne Wei-Ming Dai

Name:
Title:

2

VeriSilicon, Inc.

Cathay Bank

ACKNOWLEDGMENT OF CONTINUING SECURITY INTEREST

The Undersigned (hereinafter referred to as “Grantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of a Seventh Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO., LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co., Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of April 15, 2013 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Grantor hereby confirms and agrees that all of the terms and provisions of that certain Security Agreement dated June 27, 2008 (hereinafter referred to as the “Security Agreement”), are hereby ratified and confirmed, and shall continue in full force and effect as granting a security interest in the described collateral for all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Grantor of the Seventh Loan Modification Agreement, and Grantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Grantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Security Agreement or any agreement with the Grantor to so notify the Grantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Grantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Acknowledgement of Continuing Security Interest and the Security Agreement shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any

1

VeriSilicon, Inc.

Cathay Bank

act of any party. Bank and Grantor agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Acknowledgement of Continuing Security Interest and the Security Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated:	4/15/2013	“Grantor”

VERISILICON ELECTRONICS CO., LTD. (TAIWAN)

		By:	/s/ Wayne Wei-Ming Dai

Name:
Title:

2

VeriSilicon, Inc.

Cathay Bank

REAFFIRMATION OF GUARANTY

The Undersigned (hereinafter referred to as “Guarantor”) hereby acknowledges and agrees that he/she/it has read and is familiar with, and hereby consents to, all of the terms and conditions of a Seventh Loan Modification Agreement between CATHAY BANK (“Bank”), VERISILICON, INC. (“Company”), VERISILICON (HONG KONG) LIMITED (“Hong Kong”) and VERISILICON HOLDINGS CO, LTD, formerly known as VERISILICON HOLDINGS (Cayman Islands) Co, Ltd. (“Parent” and together with Company and Hong Kong, the “Borrowers” and each a “Borrower”), dated as of April 15, 2013 and all of the agreements and documents referred to therein, and specifically consent to the financial accommodations extended and to be extended by Bank to Borrower as set forth therein, and in said agreements and documents. Guarantor hereby confirms and agrees that all of the terms and provisions of that certain Guaranty dated June 27, 2008 (hereinafter referred to as the “Guaranty”), are hereby ratified and confirmed, and shall continue in full force and effect as the guaranty of all obligations of Borrowers to Bank, however evidenced.

Although Bank has informed Guarantor of the Seventh Loan Modification Agreement, and Guarantor has acknowledged having read the same and consented to all of the terms and conditions thereof, Guarantor understands and agrees that Bank has no duty under any agreement with Borrowers, the Guaranty or any agreement with the Guarantor to so notify the Guarantor or to seek such an acknowledgment and consent, and nothing contained herein is intended to, or shall create such a duty as to any advances or transactions hereafter.

ARBITRATION. Bank and Guarantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Reaffirmation of Guaranty and the Guaranty, including without limitation contract and tort disputes, shall be arbitrated pursuant to the rules of the American Arbitration Association (“AAA”) in accordance with its Commercial Arbitration Rules and Supplemental Procedures for Financial Services Disputes, upon request of either party. No act to take or dispose of any collateral securing this Reaffirmation of Guaranty and the Guaranty shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Reaffirmation of Guaranty and the Guaranty, including without limitation, any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Reaffirmation of Guaranty and the Guaranty shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Bank and Guarantor agree that

1

VeriSilicon Inc.

Cathay Bank

in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other State, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The arbitrators shall not have power to make an award of $1.0 million or more against any party to an arbitration unless it is in the form of a statement of decision as described in California Code of Civil Procedure Section 632, and the parties specifically reserve the right, upon a petition to vacate, to have any such award reviewed and vacated upon the same grounds as would result in reversal on appeal from a judgment after trial by court. Nothing in this Reaffirmation of Guaranty and the Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.

To the extent not provided by this agreement, including the Rules incorporated herein, arbitration hereunder shall be governed by California arbitration law. Arbitration shall be conducted in California, in English and, unless otherwise agreed to by the parties with respect to a particular dispute, shall be heard by a panel of three arbitrators. The arbitrators in any arbitration shall be experienced in the areas of law raised by the subject matter of the dispute. Lists of prospective arbitrators shall include retired judges. Notwithstanding the AAA rules, (a) any party may strike from a list of prospective arbitrators any individual who is regarded by that party as not appropriate for the dispute; and (b), if the arbitrator appointment cannot be made from the initial list of prospective arbitrators circulated by the AAA, a second and, if necessary, a third list shall be circulated and exhausted before the AAA is empowered to make the appointment.

The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision

By these provisions, each party waives the constitutional right to a jury trial to resolve a dispute arising under this agreement.

Dated:	4/15/2013	“Guarantor”

VERISILICON ELECTRONICS CO., LTD (TAIWAN)

		By:	/s/ Wayne Wei-Ming Dai

Name:
Title:

2

VeriSilicon Inc.